SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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AMERITRADE HOLDING CORPORATION

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Filed by Ameritrade Holding Corporation
Pursuant to Rule 14a-12 under the
Securities Exchange Act of 1934
Subject Company: Ameritrade Holding Corporation
Commission File No.: 000-49992

This filing consists of a joint communication by Ameritrade Holding Corporation and TD Waterhouse Group, Inc. to associates of Ameritrade and TD Waterhouse on November 4, 2005.

TD Ameritrade Integration Planning Update
Issue No. 9
November 4, 2005
Business Unit Announcements
This week, Ameritrade and TD Waterhouse1 communicated a number of operational, geographic, and staffing decisions to directly affected associates. These groups include:
•	Corporate Shared Services
•	Asia Pacific Call Center Group
•	Institutional Sales
A high-level overview of the information communicated to these groups is provided below. As always, please keep in mind these decisions are contingent on the close of the acquisition. Until that time, Ameritrade and TD Waterhouse must continue to operate as competitors.
Corporate Shared Services
•	Corporate Shared Services (CSS) will encompass Strategic Sourcing, Real Estate Services, Office Services (formerly Facilities) and Vendor Management/Operational Effectiveness (formerly OCIO) in the new company.
•	CSS will be strategically located in several places across the country.
o	Strategic Sourcing will have operations in Jersey City, New Jersey, Columbia, Maryland and Omaha, Nebraska.
o	Real Estate Services will have functions in Jersey City, Omaha, San Diego, California and Fort Worth, Texas.
o	Office Services will have operations in all major facilities.
o	Vendor Management/Operational Effectiveness will be located in Jersey City.
Asia Pacific Call Center Group
•	Following a review of the transition plan for the Asia Pacific call center group in Jersey City, the decision has been made to have these associates continue to serve legacy TD Waterhouse clients through June 30, 2006.
Institutional Sales
•	The Institutional Sales Groups at Ameritrade and TD Waterhouse will be combined into one group in the new company and will be based out of Jersey City. The combination of these groups resulted in some redundancies, which in turn resulted in some organizational changes including the elimination of some functions. Affected associates were informed of their status in individual meetings this week.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.

Leadership Announcements
•	John Hays, Ameritrade’s current Managing Director of Corporate Shared Services, has been selected to lead this group in the new company.
•	Derek Bruton, TD Waterhouse’s current Senior Vice President of Institutional Sales has been selected to lead the Institutional Sales team for TD Ameritrade.
•	Jay Pestrichelli, Ameritrade’s current Director of Client Experience, Active Trader, has been selected to serve as Managing Director, Active Trader for TD Ameritrade.
Proxy Statement Update
Ameritrade filed a revised preliminary proxy statement with the Securities & Exchange Commission (SEC) on October 28, 2005. The revised preliminary proxy statement is subject to further SEC review. After the SEC completes its review process, a definitive proxy statement will be filed, printed and mailed to shareholders. Approximately 20 business days later, we will hold a special meeting for shareholders to vote on the transaction and other matters. Following this meeting, there will be a waiting period of about 2-3 weeks to allow for additional administrative work and regulatory approvals.
At this point, our expectation remains that the closing will occur by early calendar 2006.
Please watch for additional information in the coming weeks. As always, please continue to submit your questions and thoughts through Zoomerang.

[1]	Refers to TD Bank Financial Group’s U.S. brokerage business, TD Waterhouse Group, Inc.
Safe Harbor
This document contains forward-looking statements that involve risks and uncertainties. For example, statements related to expected locations and operations of TD Ameritrade’s Corporate Shared Services, Asia Pacific Call Center Group and Institutional Sales Group, management of TD Ameritrade following the closing, the printing and mailing of definitive proxy statement and timing of the special shareholders meeting, regulatory approvals, timing of the closing of the transaction and other statements that are not historical facts, are all forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. Various factors could cause actual results to differ materially from those anticipated by the forward-looking statements. These factors include the possibility that the necessary stockholder and regulatory approvals are not obtained; that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; prior to the closing of the proposed transaction, the businesses of the companies suffer due to uncertainty; that TD Ameritrade is unable to transition customers, successfully execute its integration strategies, or achieve planned synergies, or that the occurrence of these events takes longer than expected; that management is unable to accurately forecast the anticipated integration of TD Ameritrade; that TD Ameritrade is unable to compete successfully in this highly competitive and rapidly changing marketplace; that the parties are unable to retain employees that are key to the operations of the combined business; and that TD Ameritrade is unable to identify and realize future consolidation and growth opportunities. These and other risks that could cause actual results to differ materially from those described in the forward-looking statements are detailed from time to time in the documents filed by Ameritrade with the Securities and Exchange Commission, including Ameritrade’s most recent form 10-K and 10-Q.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.

Additional Information and Where to Find It
In connection with the proposed transaction, Ameritrade filed a revised preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) on October 28, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade and TD Waterhouse confidential material. Please remember that everything we disclose is proprietary to Ameritrade and
TD Waterhouse and must not be communicated outside of either firm.